UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2012

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

SIGNATURE

EXHIBIT INDEX

EX-99.1

Item 8.01 Other Events

On March 13, 2012, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced the following actions taken by its Board of Directors: (i) declaration of a quarterly dividend of $0.30 per share on JPMorgan Chase’s common stock, payable on April 30, 2012 to stockholders of record at the close of business on April 5, 2012 and (ii) authorization of a new $15 billion equity repurchase program, of which up to $12 billion is approved for 2012 and up to an additional $3 billion is approved through the end of the first quarter of 2013. JPMorgan Chase also stated that the Federal Reserve had informed the Firm that it completed its 2012 Comprehensive Capital Analysis and Review (“CCAR”) and that it did not object to the Firm’s proposed capital distributions submitted pursuant to CCAR. A copy of the press release dated March 13, 2012 relating to these announcements is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated March 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony J. Horan
Anthony J. Horan
Corporate Secretary

Dated: March 14, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated March 13, 2012

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